SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


                Date of Report (Date of earliest event reported):
                                 January 7, 2000



                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)



          DELAWARE                     33-81808                  22-3276290
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



   1361 Alps Road, Wayne, New Jersey                              07470
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code            (973)  628-3000

                             ADDITIONAL REGISTRANTS
                                                     Registration     Address, including zip
                                  State or other     No./I.R.S.       code and telephone number,
                                  jurisdiction of    Employer         including area code, of
Exact name of registrant as       incorporation      Identification   registrant's principal
specified in its charter          or organization    No.              executive offices
---------------------------       ---------------    --------------   --------------------------
Building Materials
  Manufacturing Corporation....   Delaware           333-69749-01/    1361 Alps Road
                                                     22-3626208       Wayne, NJ 07470
                                                                      (973) 628-3000


Building Materials
  Investment Corporation.......   Delaware           333-69749-02/    300 Delaware Avenue
                                                     22-3626206       Wilmington, DE  19801
                                                                      (302) 427-5960


Item 5. Other Events

           GAF Corporation ("GAF"), a parent of Building Materials Corporation of America (the "Company"), has advised the Company that the Center for Claims Resolution ("CCR"), a non-profit organization set up to administer and handle asbestos-related personal injury claims against the participating companies and in which GAF is a member, has terminated GAF's membership, effective January 17, 2000. GAF has advised the CCR that such termination was unauthorized and that it intends to take appropriate measures to protect its rights to pursue claims against the CCR and its member companies arising out of such improper termination.

           GAF has confirmed to the Company that it has experienced a significant increase, in the rate of new asbestos claims over the past two years, principally by individuals without any asbestos-related impairment, and in the amounts demanded to settle such claims. GAF believes that these trends and the CCR's termination of GAF's membership have, in no small part, resulted from, or were induced by, retaliatory actions taken by the asbestos lawyers against GAF in connection with GAF's active support of the proposed legislation currently pending in Congress to address the national asbestos litigation crisis. GAF also has advised the Company that depending upon whether such trends continue or other retaliatory actions are taken, the resolution of GAF's claims against the CCR and its member companies and whether the proposed legislation currently pending in Congress is enacted into law, termination of GAF's membership in the CCR could have a material adverse effect on GAF.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.



                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION
                                    BUILDING MATERIALS INVESTMENT CORPORATION

Date: January 7, 2000               By: /s/ Richard A. Weinberg
                                        ----------------------------------------
                                        Name: Richard A. Weinberg
                                        Title: Executive Vice-President,
                                               General Counsel and Secretary


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